UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2015

Arrhythmia Research Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9731	72-0925679
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Arrhythmia Research Technology, Inc. will distribute and utilize a presentation when communicating with various investors. A copy of this presentation is attached as Exhibit 99.01.

The information in this Form 8-K and Exhibit 99.01 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.01	Arrhythmia Research Technology, Inc. Investor Presentation dated June 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 12th of June 2015.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By:	/s/ Derek T. Welch
Derek T. Welch
Chief Financial Officer (principal financial and accounting officer)

Exhibit No.	Description
99.01	Arrhythmia Research Technology, Inc. Investor Presentation dated June 2015.